STATEMENT OF INVESTMENTS
BNY Mellon International Stock Fund

August 31, 2022 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 98.4%
Australia - 3.8%
Cochlear Ltd.	431,100		62,678,447
CSL Ltd.	686,800		137,212,471
			199,890,918
Canada - 5.7%
Alimentation Couche-Tard Inc.	3,644,800		156,631,905
Canadian National Railway Co.	1,218,400		144,898,082
			301,529,987
Denmark - 9.4%
Chr. Hansen Holding A/S	1,592,000	[a]	92,771,442
Coloplast A/S, Cl. B	786,000		89,588,366
Novo Nordisk A/S, Cl. B	1,958,000		209,168,016
Novozymes A/S, Cl. B	1,871,000		107,297,867
			498,825,691
Finland - 2.0%
Kone OYJ, Cl. B	2,607,200		104,406,033
France - 13.1%
Air Liquide SA	982,740		123,197,765
Dassault Systemes SE	2,673,000		103,106,169
Hermes International	42,000		53,847,008
L'Oreal SA	391,800		134,546,792
LVMH SE	256,400		165,838,415
TotalEnergies SE	2,265,404	[b]	115,036,161
			695,572,310
Germany - 6.2%
adidas AG	663,300		98,815,772
Merck KGaA	748,400		128,810,175
SAP SE	1,169,000		99,787,268
			327,413,215
Hong Kong - 6.7%
AIA Group Ltd.	15,578,600		150,235,437
CLP Holdings Ltd.	9,862,500	[b]	84,986,249
Hang Lung Properties Ltd.	40,583,000		67,547,219
Jardine Matheson Holdings Ltd.	983,100		52,057,069
			354,825,974
Ireland - 2.1%
Experian PLC	3,750,400		113,983,234
Japan - 19.7%
Daikin Industries Ltd.	797,800		139,170,908
FANUC Corp.	594,500		95,466,897

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 98.4% (continued)
Japan - 19.7% (continued)
Hoya Corp.		1,120,900		113,845,168
Keyence Corp.		427,280		160,839,219
Makita Corp.		2,050,900		48,320,430
MISUMI Group Inc.		1,837,800		45,121,721
Murata Manufacturing Co.		1,900,000		102,486,397
Shin-Etsu Chemical Co.		1,011,600		117,576,935
SMC Corp.		292,000		138,576,751
Sysmex Corp.		1,382,900		84,286,452
				1,045,690,878
Netherlands - 4.0%
ASM International NV		194,000		52,634,500
ASML Holding NV		331,990		160,985,075
				213,619,575
Spain - 1.8%
Industria de Diseno Textil SA		4,400,000		94,954,798
Switzerland - 13.4%
Kuehne + Nagel International AG		454,400		104,809,117
Lonza Group AG		198,600		105,583,811
Nestle SA		1,088,000		127,415,574
Novartis AG		1,453,100		117,244,073
Roche Holding AG		482,300		155,337,018
SGS SA		47,400		104,321,298
				714,710,891
Taiwan - 3.2%
Taiwan Semiconductor Manufacturing Co., ADR		2,040,000		170,034,000
United Kingdom - 7.3%
Compass Group PLC		6,364,800		136,893,289
Diageo PLC		3,553,000		155,094,502
Prudential PLC		9,429,600		98,580,395
				390,568,186
Total Common Stocks (cost $4,046,270,448)				5,226,025,690
	1-Day Yield (%)
Investment Companies - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $34,945)	2.34	34,945	[c]	34,945

Investment of Cash Collateral for Securities Loaned - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $208,380)	2.34	208,380	[c]	208,380
Total Investments (cost $4,046,513,773)		98.4%		5,226,269,015
Cash and Receivables (Net)		1.6%		87,657,657
Net Assets		100.0%		5,313,926,672

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At August 31, 2022, the value of the fund’s securities on loan was $81,852,142 and the value of the collateral was $88,642,241, consisting of cash collateral of $208,380 and U.S. Government & Agency securities valued at $88,433,861. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS
BNY Mellon International Stock Fund

August 31, 2022 (Unaudited)

The following is a summary of the inputs used as of August 31, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	471,563,987	4,754,461,703	††	-	5,226,025,690
Investment Companies	243,325	-		-	243,325

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board Members (“Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by BNY Mellon under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

At August 31, 2022, accumulated net unrealized appreciation on investments was $1,179,755,242, consisting of $1,496,419,408 gross unrealized appreciation and $316,664,166 gross unrealized depreciation.

At August 31, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.